Empowering Neuroplasticity PoNS Therapy for Balance and Gait Deficits in Patients with Neurological Disorders April 2022 NASDAQ:HSDT Exhibit 99.1

Legal Disclaimers This presentation contains forward-looking statements, including statements regarding the Company’s future strategic and operational execution, the next phase of the Company’s market development activities, clinical and regulatory development plans for the PoNS device, and the timing and success of the Company’s commercialization efforts in the United States. These statements involve substantial known and unknown risks, uncertainties  and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may  not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. Risk Factors: Factors that may cause actual results to differ materially from any future results expressed or implied by any  forward looking statements uncertainties regarding the Company’s capital requirements to achieve its business objectives, the impact of the COVID-19 pandemic, the Company’s ability to secure contracts with rehabilitation clinics, the Company’s ability to obtain national Medicare coverage and to obtain a reimbursement code so that the PoNS device is covered by Medicare and Medicaid, the Company’s ability to obtain FDA clearance for stroke, the Company’s ability to build internal commercial infrastructure, market awareness of the PoNS device, future clinical trials and the clinical development process, manufacturing and supply chain risks, potential changes to the MCIT program, the product development process and FDA regulatory submission review and approval process, other development activities, ongoing government regulation, and other risks described in the “Risk Factors” section of Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as well as those set forth from time to time in the Company’s other filings with the securities and exchange commission and the Canadian securities regulators available at http://www.sec.gov or www.sedar.com The forward-looking statements in this presentation  represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking  statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Certain data in this presentation was obtained from various external sources. Neither the Company nor its affiliates, advisers or representatives have verified such data with independent sources. Accordingly, neither  the Company nor any of its affiliates, advisers or representatives make any representations as to the accuracy or completeness of that data or commits to update such data after the date of this presentation. Such  data involves risks and uncertainties and is subject to change based on various factors. The Company’s first product, PoNS, is indicated for use in the United States as a short term treatment of gait deficit due to mild-to-moderate symptoms from multiple sclerosis (MS) and is to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over by prescription only. The PoNS device is authorized for sale in Canada as a class II, non-implantable, medical device intended as a short term treatment (14 weeks) of gait deficit due to mild and moderate symptoms from MS, and chronic balance deficit due to mild-to-moderate traumatic brain injury (mmTBI) and is to be used in conjunction with physical therapy. The PoNS device is authorized for sale in Australia as a non-implantable neurostimulator intended for short term use by healthcare professionals as an adjunct to a therapeutic exercise program to improve balance and gait. 2

The first and only patented therapy combining trigeminal nerve neurostimulation via the tongue with physical therapy to reduce symptoms of neurological disease or trauma. The Portable Neuromodulation Stimulator “PoNS” Device Authorized for the treatment of gait deficit due to mild and moderate symptoms of MS and chronic balance deficit due to mild and moderate traumatic brain injury (“mmTBI”) Authorized for the treatment of gait deficit due to mild to moderate symptoms from multiple sclerosis (“MS”) FDA Breakthrough Designation granted for the treatment of gait deficit due to symptoms of MS FDA Breakthrough Designation granted for the temporary treatment of dynamic gait and balance deficits following a stroke 3 Authorized for use by healthcare professionals as an adjunct to a therapeutic exercise program to improve balance and gait.

4 A Path to Commercialization: FDA Breakthrough Designation Breakthrough Designation granted for the treatment of gait deficit due to symptoms of MS May 2020 Breakthrough Designation granted for the treatment of dynamic gait and balance deficits following a stroke March 2021 Received FDA marketing authorization Only medical device cleared in the U.S. for this indication August 2021 Next Milestones Pivotal trial Potential FDA marketing authorization STROKE

Stroke (7M People) Cerebral Palsy (764K People) Indication and Target Population - US Potential for Future Development Ongoing Evaluation Multiple Sclerosis (1M People) Pilot Studies Conducted Studies Completed; Additional Study Planned Traumatic Brain Injury (6.8M People) Parkinson’s Disease (1M People; 60K new each year) Future Studies Needed FDA Breakthrough Designation Large Potential Addressable Markets U.S. Clinical Progress and Future Opportunities 5 Authorized for gait deficit due to symptoms of MS Pilot Study Conducted Additional Study in Development FDA Breakthrough Designation

Recent Milestones and Anticipated Value Creation Events

H1 21
- Authorized in the US for MS
- Closed on $11m public offering
- GMED Audit / Maintained ISO13485:2016 and MDSAP Certifications
- Enhanced and expanded senior leadership team

H2 21
- Expansion of resources to support US commercialization*
- Launch clinical adoption studies
- FDA Breakthrough Designation granted for stroke
- Authorized in Australia to improve balance and gait
- Initiated Therapeutic Experience Program
- Closed on $11.1m public offering
- Initiated inventory build for commercial launch
- Established total of 40 clinics in Canada
- Initial outreach with KOLs and strategic partners

Q1 22
- US commercial launch for MS
- Deploy reimbursement strategies
- Training transitioned to online platform
- Established List Pricing for PoNS Therapy (US)

Q2 22
- Initial US commercial sales
- Start enrollment of TEP
- Establish additional TEP sites

H2 22
- Initiate pivotal trial in stroke
- Achieve 10-12 TEP sites
- Preliminary data from TEP
- Begin enrollment in MUSC stroke pilot

Y 23
- Full enrollment of MUSC stroke pilot
- Data from MUSC stroke pilot
- Reimbursement policies (US)

Y 24
- Subject to FDA authorization, targeted US commercialization for stroke

(filled circle) = Completed (empty circle) = Target * = Ongoing

6

PoNS Therapy™

PoNS Therapy™ Mechanism of Action 8 Blood oxygen level-dependent (BOLD) signal

PoNS Device Empowering the brain and improvement during PoNS Therapy™ Mouthpiece electrodes stimulate the tongue surface, sending signals to the brain The stimulation produced by PoNS is believed to help strengthen the neural connections associated with balance and walking when combined with physical rehabilitation 9

PoNS Therapy™ 10

Current Strategies for Managing Neurological Disorders Prescription Drugs Therapy Surgery Medical Devices 11

PoNS Therapy™ for Symptoms of Multiple Sclerosis

Understanding the “MS” Market Opportunity in US MS is a well-characterized chronic disease with a fast-growing diagnosed population1 MS patients are vocal and connected on social media MS patients are cared for by neurologists, a relatively discrete group (approx. 16,000 in USA) Gait dysfunction is a common and distressing symptom experienced by MS patients1 MS patients actively seek out new and promising treatments 13 Larocca, Nicholas G. “Impact of walking impairment in multiple sclerosis: perspectives of patients and care partners.” The patient vol. 4,3 (2011): 189-201. doi:10.2165/11591150-000000000-00000

Commercialization and Reimbursement

Therapeutic Experience Program Helius sponsored open-label, interventional, observational, clinical study Evaluating PoNS on-label therapy in target population (Multiple Sclerosis) aiming to investigate patients’ adherence to PoNS Therapy regimen Enrolling ~ 40-50 subjects with gait deficit due to mild-moderate MS at Centers of Excellence across the US (10-12 sites) Expected to start enrollment in Q2’ 22 and continue through Q4’ 22 1st Center of Excellence announced (NYU Langone Health) 15

U.S. Commercial Activities Actively identifying and onboarding neuro rehab clinics currently treating MS patients to provide therapy Training evolved to online platform to facilitate ease and convenience Pursuing commercial and government reimbursement programs with initial cash pay option Ongoing CMS engagement to obtain HCPCS codes and coverage Prescriptions received in March with initial shipments anticipated in April Exploring tele-medicine / prescription fulfillment Implement key marketing strategies to generate awareness Advocacy engagement Social and digital presence Conference attendance (ACTRIMS, CMSC, ACRM) 16

Potential Addressable U.S. Opportunity in Multiple Sclerosis

1 million

Americans estimated to be affected by MS[1]

70%

Report having difficulties walking[2]

1. Wallin, Mitchell T et al. "The prevalence of MS in the United States: A population-based estimate using health claims data." Neurology vol. 92,10 (2019): e1029-e1040. doi:10.1212/WNL.0000000000007035
2. Williams, Angela E et al. "Symptoms and Association with Health Outcomes in Relapsing-Remitting Multiple Sclerosis: Results of a US Patient Survey." Multiple sclerosis international vol. 2014 (2014): 203183. doi:10.1155/2014/203183

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Addressable Market 5 Year Avg All States: ≈ 127,532 patients 5 Year Avg Top 10 States: ≈ 71,331 patients Abnormalities of gait and mobility R26 Codes: R26.0 Ataxic gait R26.1 Paralytic gait R26.2 Difficulty in walking, not elsewhere classified R26.8 Other abnormalities of gait and mobility R26.81 Unsteadiness on feet R26.89 Other abnormalities of gait and mobility R26.9 Unspecified abnormalities of gait and mobility 18 * Data Source = Purple Labs Patient Data

PoNS Established US List Pricing Cash pay option available Discounted modestly below anticipated reimbursement rate Direct to consumer financing option through a 3rd party Link to National MS Society for potential financial assistance 19

20 US Market Access Key Coding & Payment Milestones and Timelines Commercial Payers have their own fee schedules; Medicare is often benchmark Launch with Unlisted DME Codes 2022 2023 Evidence development is a multi-year endeavor Case by Case Coverage Ongoing engagement with CMS to obtain HCPCS code Payer Meetings Develop market access toolkit for patients and providers Develop pricing crosswalk for Medicare and US payers Work with patient advocacy groups, societies and KOLs 20 Q4

Clinical Evidence: Multiple Sclerosis

Clinical Evidence[1]

Multiple Sclerosis Study – Gait Deficit in Mild and Moderate MS (EDSS score 3.0-6*)



DGI Mean Improvement Relative to Week 0
10
8
6
4
2
0
***
***
7.95
7.7
*
6.15
**
4.8
4.4
***
3.68
3.45
Clinically significant
3
0
0
In-clinic + At-home
2
6
10
14
At-home**
Weeks
Active
Control
Clinical significance: *p < 0.05; **p < 0.01; ***p < 0.005

Change In DGI Score Versus Time Within The Study Period

Two groups (10 each):

1. **Active Group: PoNS + PT**
2. Control Group: *Placebo PoNS + PT*

Mean avg of 7.95 — All 10 subjects in the active treatment group experienced at least a 4-point improvement from baseline to Week 14 in DGI.

Mean avg of 3.45 — Only 3 of 10 (30%) subjects in the placebo control group experienced an improvement in DGI of at least 4 points from baseline to week 14.

100% — *Improvement in Dynamic Gait Index scores for the Active Group*

*Error on publication regarding EDSS Score[9]

**One visit per week was in-clinic

1. Tyler, Mitchell E et al. "Non-invasive neuromodulation to improve gait in chronic multiple sclerosis: a randomized double blind controlled pilot trial." Journal of neuroengineering and rehabilitation vol. 11 79. 1 May. 2014, doi:10.1186/1743-0003-11-79

DGI = Dynamic Gait Index, a measure of the ability to walk

22

PoNS Therapy: Imaging Data[1]

Multiple Sclerosis Study – Gait Deficit in Mild and Moderate MS (EDSS score 3.0-6*)

Gait Imagery task revealed task-related activations in bilateral premotor and motor regions

Gait Imagery fMRI in MS Patients


(a)
Active Group
Sham Group
Baseline
Post-CN-NINM
Baseline
Sham
SOT: 61
SOT: 79
SOT: 49
SOT: 63
Baseline vs. Post CN-NINM
Baseline vs. Sham
% BOLD Change
Left Premotor
Right Premotor
Left Motor
Right Motor
Baseline
Post CN-NINM
Sham


Mean change in SOT composite scores
90
80
70
60
50
40
30
BASELINE
2
4
6
8
10
12
14
Weeks
ACTIVE
SHAM
ROLLOVER

*Error on publication regarding EDSS Score[10]

1. Leonard, Gabriel et al. "Noninvasive tongue stimulation combined with intensive cognitive and physical rehabilitation induces neuroplastic changes in patients with multiple sclerosis: A multimodal neuroimaging study." Multiple sclerosis journal - experimental, translational and clinical vol. 3,1 2055217317690561. 1 Feb. 2017, doi:10.1177/2055217317690561

23

42 Patients with MS treated with PoNS in Canada 58.3% Patients had achieved at least a 4-point improvement in their functional gait assessment  (FGA) PoNS™ Device1 Authorized in Canada for gait deficit due to symptoms of MS since March 2020 24 Promising results from initial real-world evidence gathered through 12.31.2019 which was used in FDA regulatory submission Currently evaluating additional data gathered on MS patients for commercial and medical insights and publication 1. Helius Medical, Inc. Data on file: 001_Helius Medical Inc_PoNS_Direct DeNovo Request_08042020.pdf. August 2020.

25

PoNS Therapy™ for Symptoms Due to Stroke

FDA Breakthrough Designation for Treatment of Symptoms Due to Stroke Announced receipt of FDA Breakthrough Designation on August 17, 2021 Indication of use as a temporary treatment of dynamic gait and balance deficits due to symptoms from stroke PoNS Therapy to be used as an adjunct to a supervised therapeutic exercise program in patients 22 years of age and over 27

Potential Addressable U.S. Opportunity in Stroke 28 7 million 80% Dobkin BH, Dorsch A. New evidence for therapies in stroke rehabilitation. Curr Atheroscler Rep. 2013;15(6):331.doi:10.1007/s11883-013-0331-y. Carmen M. Cirstea. Gait Rehabilitation After Stroke, Should we re-evaluate our practice? Stroke 2020;51(10):2892-94. Americans estimated to be living with complications of stroke1 Of those individuals have a gait impairment2

Clinical Evidence1 Stroke – Results from a Pilot Randomized Controlled Trial *Mini-BEST is a 14-item test that assesses measures dynamic balance, functional mobility, and gait on a 3-level ordinal scale (0–2). IQR, interquartile range. 1. Galea MP et al. Brain Stimul. 2017;10(6):1133-35. IQR = 9.5 Post-intervention assessment demonstrated significant and clinically meaningful improvement with PoNS Therapy vs. high-intensity physiotherapy alone A cutoff score of 17.5 on the Mini-BEST has been shown to discriminate between fallers and non-fallers with chronic stroke (>6 months)IQR = 10 Pre- and Post-intervention Assessment Using the Mini-Balance Evaluation Systems Test* 29 IQR = 13.5 IQR = 4.5 p = 0.032 IQR = 9.5 IQR = 10 IQR = 13.5 IQR = 4.5

Capitalization & Ownership

Capitalization, Ownership & Cash Position 31

Dane Andreeff President & CEO Dr. Antonella Favit-Van Pelt Chief Medical Officer 20+ years at Maple Leaf Partners as the General Partner and Portfolio manager, a value-based hedge fund which grew to over $2b in assets Board member and advisor to Helius for over 3 years, Myocardial Solutions for 4 years and HDL Therapeutics, Inc. for over 15 years ~8.8% ownership of the company Board-certified neurologist with 20+ years in the health sciences industry Led U.S. Medical Strategy for the Neurology program of H. Lundbeck A/S Founded and led as President and CEO, Synaerion Therapeutics and its affiliate Thera Neuropharma, Inc. Served as Senior Director and Global Medical Lead at Shire Pharmaceuticals, Director of Medical Strategy at Bristol-Myers Squibb, and as Global Clinical Development Lead at GE Healthcare  Jeff Mathiesen, CPA Chief Financial Officer Vice Chair, Lead Independent Director, and Audit Committee Chair of Panbela Therapeutics, Inc. (Nasdaq: PBLA) Director and Audit Committee Chair of NeuroOne Medical Technologies Corporation Nasdaq: NMTC) Former Board Member and Audit Committee Chair of eNeura, Inc. Former CFO at Gemphire Therapeutics and Sunshine Heart Executive Team Experienced Leadership With Healthcare and Commercialization Expertise 32 25+ years experience in Medical Device industry 20+ years experience in Quality and Regulatory with Philips, Animas Corporation, a J &J Company, CircuLite Corp, and International Technidyne Corporation Over 10 US Medical Device submissions and clearances BS in electrical engineering Lawrence Picciano Senior VP, Engineering, Quality & Regulatory Affairs Frederick Fantazzia VP, Sales & Marketing North America 25+ years combined experience in Medical Device and Pharmaceutical Sales 16+ years in the medical devices industry with extensive commercialization expertise in neuromodulation sales and marketing Former VP of North America Sales and Marketing, LivaNova and legacy Cyberonics (Cyberonics experience included global responsibility) Pharma Experience - Launched and sold multiple pharmaceuticals including Tiazac, Celexa, Monourol, and Lexapro

Sherrie Perkins Director 20 years neuromodulation medical device experience in neurology, psychiatry, and sleep medicine Former Marketing and Business Development Executive, Cyberonics, Inc. (Nasdaq: CYBX) and LivaNova PLC (Nasdaq: LIVN) Former member Board of Directors, eNeura, Inc. Former member Board of Directors, ImThera Medical, Inc. Ed Straw Director Founder, Managing Partner of Osprey Venture Partners Chairman of Odyssey Logistics Member of the Board of Directors of Performance Equity Management, Capital Teas and Document Capture Technologies, Inc. Former President, Global Operations, Estee Lauder Former SVP, Global Manufacturing and Supply Chain Management at Compaq Computer Corporation Distinguished 3-star Admiral, US Navy Blane Walter Chairman of the Board Partner, Talisman Capital Partners Vice Chair of InVentiv Health Chair of the Governor of Ohio’s Executive Workforce Board Former CEO of InVentiv Health Former Founder of InChord Communications Non-Executive Directors Experienced Leadership With Healthcare and Commercialization Expertise 33 Paul Buckman Director Founder and Co-Inventor of PoNS technology Co-founder of Wicab, Inc and former VP, Research and Development Lead Inventor of the BrainPort Balance Device Former University of Wisconsin Biomedical Engineering faculty member MS, Biomedical Engineering and Registered Professional Engineer Mitch Tyler Director Thirty-nine years of medical device experience in general management, sales, marketing, finance, international and operations President, North America – LivaNova PLC Former President of the Cardiovascular Divisions of both Boston Scientific and St. Jude Medical Director on the Boards of NeuroOne (Chairman), Miromatrix (Chairman), Ablative Solutions, ActivOrtho, Inc. (Co-Founder), and Shoulder Innovations

Extensive IP Portfolio Exclusively licensed from inventors (4% royalty): 11 US Medical Method Patents Issued Patents expire between 2029 and 2041 Patents owned by Helius (no royalty): 36 US Patents Issued 53 Foreign Patents Issued Patents expire between 2026 and 2041 Helius Patents Transferred to China Medical System Holdings (CMS): 3 Chinese Design Patents Independent Verification of Patents and Freedom to Operate Opinion: September 2017 34

First-in-Class Neurotech Unique and innovative therapy authorized to improve impaired function by stimulating cranial nerves via the tongue, supported by an extensive IP portfolio Authorized and commercially available in the US for gait deficit due to MS with initial sales in Q2 Authorized and commercially available in over 40 clinics in Canada for gait deficit due to MS and balance deficit due to mmTBI with continued expansion across the country Authorized in Australia as an adjunct to a therapeutic exercise program to improve balance and gait FDA Breakthrough Designation granted for the treatment of balance and gait deficits due to symptoms of stroke 35

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